UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2013

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 15, 2013, EXCO Resources, Inc.’s wholly owned subsidiary, EXCO Operating Company, LP (“EXCO”), and BG US Gathering Company, LLC, an affiliate of BG Group plc (“BG”), closed the conveyance of 100% of the equity interests in TGGT Holdings, LLC (“TGGT”) to Azure Midstream Holdings LLC (“Azure”) for an aggregate sales price of approximately $910 million, of which approximately $875 million was paid in cash and the remaining portion was paid in the form of an approximate 7% equity interest in Azure split equally between EXCO and BG Group, subject to post-closing adjustments and customary terms and conditions (the “TGGT Transaction”).

EXCO received cash proceeds of approximately $240 million after repayment of TGGT’s credit agreement. EXCO’s cash proceeds were applied to reduce the asset sale tranche under its credit agreement.

Additionally, in connection with the closing, EXCO and BG entered into a MVC Letter Agreement, whereby EXCO and BG committed, during the 5 year period beginning on December 1, 2013 to November 30, 2018, to deliver to TGGT’s gathering systems a combined total minimum volume of 600,000 MMBtu/day of natural gas production from the Holly and Shelby fields.

A description of the material terms of the TGGT Transaction and the MVC Letter Agreement can be found in EXCO’s Current Report on Form 8-K filed on October 22, 2013, which description is incorporated herein by reference.

Further, the foregoing description of the MVC Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the MVC Letter Agreement, which is filed as Exhibit 10.1 and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 18, 2013, EXCO issued a press release announcing, among other things, the closing of the TGGT Transaction, a copy of which is furnished as Exhibit 99.1.

In accordance with general instruction B.2 to Form 8-K, information contained in Exhibit 99.1 is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of EXCO Resources, Inc. with respect to the TGGT Transaction as of September 30, 2013 and the nine months then ended and for the year ended December 31, 2012 are included as Exhibit 99.2 hereto.

(d)	Exhibits.

10.1	MVC Letter Agreement, dated November 15, 2013, among BG US Production Company, LLC, BG US Gathering Company, LLC, EXCO Operating Company, LP, Azure Midstream Energy LLC (formerly known as TGGT Holdings, LLC) and TGG Pipeline, Ltd.

99.1	Press Release, dated November 18, 2013.

99.2	The unaudited pro forma financial information of EXCO Resources, Inc. as of September 30, 2013 and the nine months then ended and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: November 21, 2013	By:	/s/ Mark F. Mulhern
Mark F. Mulhern
Executive Vice President, Chief Financial Officer and Interim Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	MVC Letter Agreement, dated November 15, 2013, among BG US Production Company, LLC, BG US Gathering Company, LLC, EXCO Operating Company, LP, Azure Midstream Energy LLC (formerly known as TGGT Holdings, LLC) and TGG Pipeline, Ltd.

99.1	Press Release, dated November 15, 2013.

99.2	The unaudited pro forma financial information of EXCO Resources, Inc. as of September 30, 2013 and the nine months then ended and for the year ended December 31, 2012.